EXHIBIT 10.2

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into as of November 3, 2006 among PNM RESOURCES, INC., a New Mexico corporation (the “Company”), FIRST CHOICE POWER, L.P., a Texas limited partnership (“FCP”), TEXAS-NEW MEXICO POWER COMPANY, a Texas corporation (“TNMP”, collectively with the Company and FCP, the “Borrowers”), the Lenders party hereto, and BANK OF AMERICA, N.A., as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Credit Agreement (as defined below).

R E C I T A L S

WHEREAS, the Borrowers, the Lenders party thereto and the Administrative Agent are parties to that certain Amended and Restated Credit Agreement, dated as of August  15, 2005 (as amended or modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrowers have requested that the Lenders agree to certain changes to the Credit Agreement; and

WHEREAS, the Lenders are willing to agree to certain changes to the Credit Agreement as more fully set forth below.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

A G R E E M E N T

1. Amendments. Section 7.1. Sections 7.1(a) and 7.1(b) of the Credit Agreement are hereby amended and restated in their entireties to read as follows:

(a) Annual Financial Statements. As soon as available, and in any event within 120 days after the close of each Fiscal Year of such Borrower, a consolidated balance sheet and income statement of such Borrower and its Subsidiaries, as of the end of such Fiscal Year, together with the related consolidated statements of income and of cash flows for such Fiscal Year, setting forth in comparative form figures for the preceding Fiscal Year, all such financial information described above to be in reasonable form and detail and (i) in the case of each of FCP and First Choice (to the extent such Person is a Borrower), accompanied by a certificate of a Financial Officer of such Borrower to the effect that such annual financial statements fairly present in all material respects the financial condition of such Borrower and have been prepared in accordance with GAAP and (ii) in all other cases, audited by independent certified public accountants of recognized national standing reasonably acceptable to the Required Lenders and whose opinion shall be furnished to the Lenders, and shall be to the effect that such financial statements have been prepared in accordance with GAAP (except for changes with which such accountants concur) and shall not be limited as to the scope of the audit or qualified in any respect. Notwithstanding the forgoing, such financial statements of each Borrower (other than the Company) shall not be required to contain comparative form figures for any portion of the preceding Fiscal Year, if any, that the applicable Borrower has not been owned by the Company.

(b) Quarterly Financial Statements. As soon as available, and in any event within 60 days after the close of each Fiscal Quarter of such Borrower (other than the fourth Fiscal Quarter), a consolidated balance sheet and income statement of such Borrower and its Subsidiaries as of the end of such Fiscal Quarter, together with the related consolidated statement of income for such Fiscal Quarter and a year to date statement of cash flows, in each case setting forth in comparative form figures for the corresponding period of the preceding Fiscal Year, all such financial information described above to be in reasonable form and detail and reasonably acceptable to the Required Lenders, and, in each case, accompanied by a certificate of a Financial Officer of such Borrower to the effect that such quarterly financial statements fairly present in all material respects the financial condition of such Person and have been prepared in accordance with GAAP, subject to changes resulting from audit and normal year-end audit adjustments and except that the quarterly financial statements have fewer footnotes than annual statements. Notwithstanding the forgoing, such financial statements of each Borrower (other than the Company) shall not be required to contain comparative form figures for any portion of the preceding Fiscal Year, if any, that the applicable Borrower has not been owned by the Company.

2. Conditions Precedent. This Amendment shall be effective upon receipt by the Administrative Agent of copies of this Amendment duly executed by each Borrower and the Required Lenders.

3. Ratification of Credit Agreement. The term “Credit Agreement” as used in each of the Credit Documents shall hereafter mean the Credit Agreement as amended by this Amendment. Except as herein specifically agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

4. Authority/Enforceability. Each Borrower represents and warrants as follows:

(a) It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(b) This Amendment has been duly executed and delivered by such Person and constitutes such Person’s legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(c) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment.

5. Representations and Warranties. Each Borrower represents and warrants to the Lenders that (a) the representations and warranties of such Borrower set forth in Section 6 of the Credit Agreement are true and correct as of the date hereof, unless they specifically refer to an earlier date, (b) no event has occurred and is continuing which constitutes a Default or an Event of Default, and (c) it has no claims, counterclaims, offsets, credits or defenses to its obligations under the Credit Documents or to the extent it has any they are hereby released in consideration of the Lenders entering into this Amendment.

6. No Conflicts. Neither the execution and delivery of this Amendment, nor the consummation of the transactions contemplated herein, nor performance of and compliance with the terms and provisions hereof by any Borrower will (a) violate, contravene or conflict with any provision of its respective articles or certificate of incorporation, bylaws or other organizational or governing document, (b) violate, contravene or conflict with any law, rule, regulation, order, writ, judgment, injunction, decree or permit applicable to a Borrower, (c) violate, contravene or conflict with contractual provisions of, or cause an event of default under, any indenture, loan agreement, mortgage, deed of trust, contract or other agreement or instrument to which a Borrower is a party or by which it or its properties may be bound or (d) result in or require the creation of any Lien upon or with respect to a Borrower’s properties.

7. Counterparts/Telecopy. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of executed counterparts by telecopy shall be effective as an original and shall constitute a representation that an original will be delivered if requested.

8. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

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Each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWERS:

PNM RESOURCES, INC.,
a New Mexico corporation

By: /s/ Wendy A. Carlson
Name: Wendy A. Carlson
Title: Vice President and Treasurer

FIRST CHOICE POWER, L.P.,
a Texas limited partnership

By: /s/ Wendy A. Carlson
Name: Wendy A. Carlson
Title:  Vice President and Treasurer

TEXAS-NEW MEXICO POWER COMPANY,
a Texas corporation

By: /s/ Tom Sategna
Name: Thomas G. Sategna
Title: Vice President, Controller and Treasurer

LENDERS:	BANK OF AMERICA, N.A., as a Lender and L/C Issuer

By: /s/ Kevin Bertelsen
Name: Kevin Bertelsen
Title: Senior Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION,
as a Lender and L/C Issuer

By: /s/ Frederick W. Price
Name: Frederick W. Price
Title: Managing Director

UNION BANK OF CALIFORNIA, N.A.

By: /s/ Efrain Soto
Name: Efrain Soto
Title: Vice President

JPMORGAN CHASE BANK, N.A.

By: /s/ Michael DeForge
Name: Michael DeForge
Title: Vice President

CITIBANK, N.A.

By: /s/ J. Nicholas McKee
Name: Nicholas McKee
Title: Managing Director

WELLS FARGO BANK, N.A.

By: /s/ Daniel A. Conklin
Name: Daniel Conklin
Title: Vice President

MERRILL LYNCH BANK USA

By: /s/ Louis Alder
Name: Louis Alder
Title: Director

MORGAN STANLEY BANK

By:
Name:
Title:

UBS LOAN FINANCE LLC

By: /s/ Irja R. Otsa -- /s/Richard L. Tavros
Name: Irja R. Otsa -- Richard L. Tavros
Title: Associate Director Director
  Banking Products Services, US

LEHMAN BROTHERS BANK, FSB

By: /s/ Janine M Shugan
Name: Janine M. Shugan
Title: Authorized Signatory

WILLIAM STREET COMMITMENT CORPORATION
(Recourse only to assets of William Street Commitment
Corporation)

By: /s/ Mark Walton
Name: Mark Walton
Title: Assistant Vice President

CREDIT SUISSE, CAYMAN ISLANDS BRANCH

By: /s/ Sarah Wu
Name: Sarah Wu
Title: Director

By: /s/Laurence Lapeyre
Name: Laurence Lapeyre
Title: Associate

U S BANK NATIONAL ASSOCIATION

By: /s/ James W. Henken
Name: James W. Henken
Title: Vice President

HSBC BANK USA, NATIONAL ASSOCIATION

By: /s/ Jennifer Diedzic #75329
Name: Jennifer Diedzic
Title: Assistant Vice President

MELLON BANK, N.A.

By: /s/ Mark W. Rogers
Name: Mark W. Rogers
Title: Vice President

ROYAL BANK OF CANADA

By: /s/ David A. McCluskey
Name: David A. McCluskey
Title: Authorized Signatory

COMPASS BANK

By:
Name:
Title:

SOUTHWEST SECURITIES BANK

By: /s/ Lonnie Warren
Name: Lonnie Warren
Title: President, North Arlington Banking Center

BANK OF ALBUQUERQUE, N.A.

By: /s/ Myka C. Gentry
Name: Myka C. Gentry
Title: Vice President

BANK HAPOALIM BM

By: /s/ Helen H. Gateson /s/ Charles McLaughlin
Name: Helen H. Gateson Charles McLaughlin
Title: Vice President Senior Vice President

ADMINSTRATIVE AGENT: BANK OF AMERICA, N.A.

By: /s/ Maria A. McClain
Title: Vice President